UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 14, 2010

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16244	11-2989601
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Terminal Drive, Plainview, New York  11803

(Address of principal executive offices)

(516) 677-0200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 14, 2010, Veeco held its Annual Meeting of Stockholders (the “Meeting”).  At the meeting, stockholders approved the adoption of the Veeco 2010 Stock Incentive Plan (the “Plan”).  Under the Plan, stock option, restricted stock and other equity awards may be made to directors, officers and employees of Veeco, including the chief executive officer, chief financial officer and other named executive officers.  A total of 3,500,000 shares of common stock of the Company will be initially reserved pursuant to the Plan.  The Plan is described in detail in the Company’s Proxy Statement for the 2010 Annual Meeting of the Stockholders of the Company, filed with the Securities and Exchange Commission on April 8, 2010 (the “Proxy Statement”).  The description of the Plan set forth above is qualified in its entirety by reference to the full text of the Plan, a copy of which is included as an appendix to the Proxy Statement and is incorporated by reference herein.

Item 5.07   Submission of Matters to a Vote of Security Holders.

The matters voted on at the Meeting were:  (1) the election of two directors:  (a) Roger D. McDaniel and (b) John R. Peeler; (2) approval of the Veeco 2010 Stock Incentive Plan; (3) approval of an amendment to Veeco’s certificate of incorporation to increase the number of shares of common stock authorized thereunder from 60,000,000 to 120,000,000 shares; and (4) ratification of the Board’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.  The terms of each of the following directors continued after the meeting:  Edward H. Braun, Richard A. D’Amore, Joel A. Elftmann and Peter J. Simone.  As of the record date for the meeting, there were 40,265,649 shares of common stock outstanding, each of which was entitled to one vote with respect to each of the matters voted on at the meeting.  Each of the directors up for reelection was reelected and each of the other matters was approved by the required number of votes on each such matter.  The final voting results were as follows:

Matter	For	Withheld
1. Election of Directors
(a) Roger D. McDaniel	27,863,205	984,941
(b) John R. Peeler	27,902,750	945,396

Matter	For	Against	Abstained	Broker Non-votes
2. 2010 Stock Incentive Plan	24,275,914	4,474,744	97,458	4,966,732
3. Amendment to Certificate of Incorporation to increase authorized common stock	30,105,705	3,609,670	99,501
4. Ratification of the appointment of Ernst & Young LLP	33,365,454	402,825	46,597

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 19, 2010	VEECO INSTRUMENTS INC.

	By:	/s/ Gregory A. Robbins

	Name:	Gregory A. Robbins
	Title:	Senior Vice President and General Counsel